ROYCE CAPITAL FUND
Report of Independent Accountants



To the Board of Trustees of Royce Capital Fund and Shareholders of Royce Capital Fund (Micro-Cap and Premier Portfolios):

     We have audited the accompanying statements of assets and liabilities of Royce Capital Fund, including the schedules of investments as of December 31, 1996, the related statements of operations and changes in net assets, and the financial highlights for the period from December 27, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedues included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Capital Fund (Micro-Cap and Premier portfolios) as of December 31, 1996, the results of their operations and changes in their net assets, and the financial highlights for the period from December 27, 1996 (commencement of operations) to December 31, 1996, in conformity with generally accepted accounting principles.


                                    COOPERS & LYBRAND L.L.P.



Boston, Massachusetts
February 14, 1997

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ROYCE CAPITAL FUND
Statements of Assets and Liabilities at December 31, 1996

                                                      Micro-Cap     Premier
                                                      Portfolio     Portfolio
ASSETS:
Investments at value (identified cost $67,254 and
$62,776, respectively)                                $ 67,784      $ 65,263
Due from Investment Adviser                                650           650
Cash                                                   229,155       207,956
Prepaid organization expenses                            9,973         9,973
     TOTAL ASSETS                                      307,562       283,842

LIABILITIES:
Payable for investments purchased                       46,409        20,732
Accrued expenses                                        10,691        10,691
     TOTAL LIABILITIES                                  57,100        31,423
     NET ASSETS                                       $250,462      $252,419

ANALYSIS OF NET ASSETS:
Net unrealized appreciation on investments                $530        $2,487
Capital shares                                              50            50
Additional paid-in capital                             249,882       249,882
     NET ASSETS                                       $250,462      $252,419

SHARES OUTSTANDING:
 (unlimited number of $.001 par value shares
  authorized for each Fund)                             50,000        50,000

NET ASSET VALUE:
  (offering and redemption price per share)              $5.01         $5.05
Statements of Changes in Net Assets

                                                      Micro-Cap     Premier
                                                      Portfolio     Portfolio
                                                      Period ended December 31,

                                                         1996         1996
Investment Operations:
  Net investment (loss)                                  ($68)        ($68)
  Net change in unrealized appreciation on investments    530        2,487
  Net increase in net assets resulting from investment
  operations                                              462        2,419
Capital Share Transactions:
  Net increase in net assets from capital share
  transactions                                        250,000      250,000
Net Increase in Net Assets                            250,462      252,419
Net Assets:
   Beginning of year                                        0            0

   End of year                                       $250,4622(1) $252,419(2)

Capital Share Transactions:
                                                      Shares        Shares
   Net increase in shares outstanding                 50,000        50,000


(1) Includes undistributed net investment income of $0 in 1996.
    The Fund commenced operations on December 27, 1996.

(2) Includes undistributed net investment income of $0 in 1996.
    The Fund commenced operations on December 27, 1996.


    The accompanying notes are an integral part of the financial statements.

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ROYCE CAPITAL FUND
Statements of Operations for the year ended December 31, 1996
                                                     Micro-Cap    Premier
                                                     Portfolio    Portfolio
INVESTMENT INCOME:
Income:
    Total Income                                         0            0
Expenses:
    Investment advisory fees                            51           34
    Transfer Agent fees                                650          650
    Organizational fees                                 27           27
    Other expenses                                      41           41
      Total Expenses                                   769          752
      Fees waived by investment adviser                (51)         (34)
      Expenses reimbursed by investment adviser       (650)        (650)
      Total Expenses                                    68           68
      Net Investment Income (Loss)                     (68)         (68)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net change in unrealized appreciation on investments   530        2,487
Net realized and unrealized gain on investments        530        2,487
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  $462       $2,419



 The accompanying notes are an integral part of the financial statements.

Financial Highlights
    This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in in evaluating the Fund's performance for the periods presented.

     Net       Net        Net         Distributions Distributions Net   Total
     Asset     Investment realized    from net      from net      Asset Return
     Value     Income     and         investment    realized      Value
     Beginning (Loss)     unrealized  income        gain on       End of
     of Year              gain on                   investments   Year
                          investments

Micro-Cap Portfolio(a)
1996 $5.00     0.00         0.01       0.00           0.00       $5.01    0.2%


Premier Portfolio(b)
1996 $5.00     0.00         0.05       0.00           0.00       $5.05    1.0%


           Net      Ratio of      Ratio of         Portfolio    Average
           Assets   expenses to   net investment   Turnover     Commission
           End of   average net   income to        Rate         Rate Paid+
           Year     assets        average net
                                  assets

Micro-Cap Portfolio(a)
1996    $250,462    1.99%        -1.99%              0%          $0.0499

Premier Portfolio(b)
1996    $252,419    1.99%        -1.99%              0%          $0.0667



(a) Expense ratios and net investment income are shown after fee waivers and expense reimbursements by the investment adviser.
    For the period ended December 31, 1996, the expense ratio before the waiver would have been 22.49%.

(b) Expense ratios and net investment income are shown after fee waivers and expense reimbursements by the investment adviser.
    For the period ended December 31, 1996, the expense ratio before the waiver would have been 22.02%.

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SCHEDULES OF INVESTMENTS
December 31, 1996


ROYCE CAPITAL FUND- MICRO-CAP PORTFOLIO

COMMON STOCKS- 27.1%
                                    Shares        Value
CONSUMER PRODUCTS- 3.9%
Mackie Designs, Inc.*               1,500       $ 9,840

CONSUMER SERVICES- 3.5%
Jenny Craig, Inc.*                  1,000         8,786

FINANCIAL INTERMEDIARIES- 5.0%
PXRE Corporation                      500        12,375

INDUSTRIAL PRODUCTS- 1.1%
Delta Woodside Industries, Inc.       500         2,780

INDUSTRIAL SERVICES- 3.6%
Frozen Food Express Industries, Inc. 1,000        9,000

RETAIL - 10.0%
The Bombay Company, Inc.*            3,500       16,328
Chico's FAS, Inc.*                   2,000        8,675
                                                 25,003

Total Common Stocks (Cost $67,254)               67,784

TOTAL INVESTMENTS - 27.1%
 (Cost $67,254)                                  67,784
CASH AND OTHER ASSETS
 LESS LIABILITIES - 72.9%                       182,678

NET ASSETS - 100.0%                             250,462

* Non-income producing.

Income Tax Information- The cost of total investments for federal income tax purposes was $ 67,254.
At December 31, 1996, net unrealized appreciation for all securities amounted to $530, consisting of aggregate gross unrealized appreciation of $530.

ROYCE CAPITAL FUND- PREMIER PORTFOLIO

COMMON STOCKS- 25.9%

                                    Shares        Value
CONSUMER SERVICES- 5.4%
Buffets, Inc.*                      1,500         $13,688

FINANCIAL INTERMEDIARIES- 3.7%
Trenwick Group Inc.                   200           9,250

FINANCIAL SERVICES- 6.5%
The Pioneer Group, Inc.               300           7,125
Willis Corroon Group plc+             800           9,200
                                                   16,325
RETAIL - 10.3%
Claire's Stores                     2,000          26,000

Total Common Stocks (Cost $62,776)                 65,263

TOTAL INVESTMENTS - 25.9%
 (Cost $62,776)                                    65,263
CASH AND OTHER ASSETS
 LESS LIABILITIES - 74.1%                         187,156

NET ASSETS - 100.0%                               252,419


* Non-income producing.
+American Depository Receipt.

Income Tax Information- The cost of total investments for federal income tax purposes was $ 62,776.
At December 31, 1996, net unrealized appreciation for all securities amounted to $2,487, consisting of aggregate gross unrealized appreciation of $2,989 and aggregate gross unrealized depreciation of $502.

  The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. Summary of Significant Accounting Policies:

     The Micro-Cap Portfolio and Premier Portfolio (the "Fund" or "Funds") are two series of Royce Capital Fund (the "Trust"), a diversified open-end management investment company. The Trust was established as a business trust under the laws of Delaware effective January 11, 1996. The Funds commenced operations on December 27, 1996.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a.  Valuation of investments:

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

b.   Investment transactions and related investment income:

     Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date.
Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation are determined on the basis of identified cost for book and tax purposes.

c.   Expenses:

     Expenses directly attributable to each fund are charged to that Fund's operations while expenses applicable to all Fund's are allocated in an equitable manner

d.   Taxes:

     The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

e.   Distributions:

     Dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid-in capital and may affect net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

f.   Repurchase agreements:

     The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of their assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

g.   Organizational expenses:

     Costs incurred by the Funds in connection with its organization and initial registration of shares of $10,000 per portfolio have been deferred and are being amortized on a straight line basis over a five-year period from the date of commencement of operations.

2.   Investment Adviser:

     Under the Trust's investment advisory agreement with Quest Advisory Corp. ("Quest"), Quest is paid a monthly fee at an annual rate of 1.5% and 1.0% of the average net assets of Micro-Cap Portfolio, and Premier Portfolio, respectively. For the year ended December 31, 1996, Quest voluntarily waived total advisory fees of $51 for Micro-Cap Portfolio and $34 for Premier Portfolio.

3.   Purchases and Sales of Investment Securities:

     For the year ended December 31, 1996, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

          Micro-Cap Portfolio Premier Portfolio

Purchases    $ 67,254                   $ 62,776
Sales        $ 0                        $ 0